AMERICAN NORTEL COMMUNICATIONS, INC.,

                             STOCK OPTION AGREEMENT


          Unless otherwise defined herein, the terms defined in the American Nortel Communications, Inc. Stock Option Plan ("Plan") shall have the same defined meanings in this Option Agreement.


A.     NOTICE  OF  STOCK  OPTION  GRANT

     Optionee's Name and Address: William P. Williams, Jr., c/o American Nortel Communications, Inc., 7201 East Camelback Road, Suite 320, Scottsdale, Arizona 85251.

     The individual named above (the "Optionee") has been granted an option (the "Option") to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:


Date  of  Grant                  June  8,  2000

Total  Number  of  Shares        1,268,534
Subject  to  this  Option

Exercise  Price  per  Share     $1.00

Scheduled  Expiration  Date:     June  7,  2010


1.     Vesting  Schedule.
       ------------------

     This Option shall be exercisable, in whole or in part, according to the criteria set forth in this Section 1. As soon as practicable after the end of each fiscal year of the Company (beginning with the year ending June 30, 2000), the Company's net pre-tax earnings (inclusive of unrealized gains and losses but exclusive of any extraordinary items) (herein, "Net Pre-Tax Earnings") shall be determined. Options with respect to a number of Shares shall vest as determined by reference to the Company's Net Pre-Tax Profits during a particular fiscal year of the Company, in accordance with Schedule A attached hereto. If during a particular fiscal year (called a Plan Year on Schedule A) the Company shall have Net Pre-Tax Earnings, Options shall vest with respect to the number of shares set forth opposite the relevant Net Pre-Tax Earnings figures for such Plan Year. For example, if in Plan Year ending June 30, 2002, the Company's Net Pre-Tax Earnings shall be $7,000,000, then Options with respect to 169,138 Shares shall vest (whereas, by comparison, if the Company has Net Pre-Tax Profits of $7,000,000 in Plan Year ending June 30, 2001, Options would vest with respect to 422,854 Shares).

     2.      Termination.  This  Option  shall  be  exercisable (with respect to
             ------------
vested shares) at any time or from time to time prior to 5:00 p.m., Phoenix, Arizona Time, on day preceding the tenth anniversary of the Date of Grant of this Option. In no event may Optionee or any other person exercise this Option after the Scheduled Expiration Date as provided above.


B.     AGREEMENT

     Grant  of  Option.  The  Company hereby grants to the Optionee an Option to
     -----------------
purchase the number of Shares set forth in Section A above, at the exercise price per Share set forth in the said Section A (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

1  .    Exercise  of  Option.
        --------------------
          a.     Right to Exercise.  This Option shall be exercisable during its
                 -----------------
term in accordance with the Vesting Schedule set out in Section A above and with the applicable provisions of the Plan and this Option Agreement; provided, however, that in no event shall the Option be exercised prior to the sixth monthly anniversary of the Date of Grant of this Option.

          b.     Method  of  Exercise.  This  Option  shall  be  exercisable  by
                 --------------------
delivery of an exercise notice which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.


     No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     2.     Optionee's  Representations.  In  the event the Shares have not been
            ---------------------------
registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company such investment representations as the Company may require.


     3.     Method of Payment.  Payment of the aggregate Exercise Price shall be
            -----------------
by  any  of  the  following,  or  a  combination  thereof-.

          a.     cash  or  check;  or

          b.     surrender  of other shares of the Company's common stock which,
(i) in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.


     4.     Restrictions  on  Exercise.  This Option may not be exercised if the
            --------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.


     5.     Transferability of Option.   Without  the  express  written  consent
            -------------------------
of the Committee, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.


     6.      Term  of Option.  This Option may be exercised only within the term
             ---------------
set
out in Section A above, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     7.     Entire Agreement, Governing Law.  The Plan is incorporated herein by
            -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State of Arizona.

     8.     Arbitration.
            -----------

          a. Any controversy, claim or dispute arising out of or relating to this Option Agreement or the Option, or any act or occurrence relating, to the foregoing, or any decision of the Administrator relating to an option or its forfeiture shall be determined and resolved by binding arbitration in accordance with Title IX of The United States Code and The Commercial Arbitration Rules (the "Rules") of the American Arbitration Association ("AAA") in effect on the date the arbitration is commenced in accordance herewith. In the event of any inconsistency between such Rules of the AAA and the ten-ns of this Agreement, this Agreement shall supersede the Rules of the AAA. Judgment upon any award rendered in the arbitration may be entered in any court having jurisdiction and shall be final, binding, non-appealable and conclusive. The provisions of this Agreement shall govern the rights of all parties hereto, including but not limited to any party claiming for or on behalf of Optionee, including Optionee's heirs, successors, assigns, personal representatives and bankruptcy trustees.


          b. Any party may commence arbitration by serving upon all other parties a written demand for arbitration sent to the appropriate address of the party to be served as set forth in Section 9 hereof and by First Class United States mail to the AAA Office in Phoenix, Arizona, or in the absence of such an office, to the AAA Region in which Arizona is located.

          c. The AAA shall administer the arbitration. The AAA shall appoint a single arbitrator to conduct the arbitration within thirty (30) days of the AAA's receipt of a demand for arbitration in accordance with this Section
13. The arbitrator shall, by virtue of background, similar experience, be knowledgeable in matters pertaining to stock option agreements and employment relationships. There shall be no n'-ht of discovery in connection with the arbitration except in accordance with the AAA's Rules. Not earlier than thirty
(30) nor more than forty-five (45) days after appointment, the arbitrator shall conduct a preliminary hearing in accordance with the AAA "Guidelines for Expediting Large, Complex Commercial Arbitrations." Not less than five (5) days prior to the preliminary hearing, all parties to the arbitration shall serve upon all other parties to the arbitration a written list of witnesses and exhibits to be used in the arbitration hearing. Except for good cause shown, no witness or exhibit may be utilized at the arbitration hearing other than those set forth on such list.

          d. The arbitrator shall receive evidence in a single hearing which shall be conducted in the Phoenix, Arizona metropolitan area, at a site determined by the arbitrator. The hearing shall be commenced not more than sixty (60) days after the appointment of the arbitrator.

          e. The arbitrator shall award reasonable attorneys fees and costs in favor of the prevailing party. The arbitrator shall issue a final award not more than twenty (20) days following the conclusion of the hearing. The arbitrator shall have the power to hear and decide, by documents only or with the hearing (at the arbitrator's sole discretion) any pre-hearing motions which are in the nature of pre-trial motions to dismiss or for summary judgment. The arbitrator shall be entitled to receive reasonable compensation at an hourly rate to be established by agreement between the arbitrator and the AAA.


     9.     Notices.  All  notices and other communications under this Agreement
            -------
("Notices") shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, or (ii) when dispatched, during the normal business hours of the addressee, by customary means of telefacsimile, on the date dispatched or, if dispatched after the recipient's normal business hours, at the opening of business on the next business day, or (iii) on the third business day after mailing if mailed to the party to whom notice to be given, by first class mail registered or certified, postage prepaid; provided, however, that Notices to the
                                          -----------------
Company concerning the exercise of an Option shall be deemed to have been duly given only on the date actually received by the Company. Notices to (i) the Company shall be addressed to its corporate headquarters, and (ii) the Optionee at its address in the Company's records.

     10.      Potential  Conflicts  With  Employment Agreement.   If the Company
              ------------------------------------------------
and Optionee shall be parties to an employment agreement that includes terms or provisions relating to stock options, the terms and provisions of that employment agreement shall govern in the event of any discrepancies, inconsistencies or conflicts between the terms and provisions of this Agreement and those of such employment agreement.



OPTIONEE:                                 AMERICAN  NORTEL
                                          COMMUNICATIONS,  INC.


___________________________               ______________________________
Signature                              By




___________________________               ______________________________
Print  Name                              Title




___________________________
___________________________
Residence  Address



    [Signature page to Stock Option Agreement with William P. Williams, Jr.]

                                   SCHEDULE A
                        Performance Criteria for Vesting

                                                                                # of Shares
                                                                                 Vested(1)
                                                                                -----------

For Plan Year ending June 30, 2000:
  If Net Pre-Tax Earnings are less than $4,204,927:                                       0
  If Net Pre-Tax Earnings are at least $4,204,927 but less than $4,555,338:         169,138
  If Net Pre-Tax Earnings are at least $4,555,338 but less than $4,936,417:         338,276
  If Net Pre-Tax Earnings are equal to or greater than $4,936,417:                  422,845

For Plan Year ending June 30, 2001:
  If Net Pre-Tax Earnings are less than $5,045,913:                                       0
  If Net Pre-Tax Earnings are at least $5,045,913 but less than $5,921,939:         169,138
  If Net Pre-Tax Earnings are at least $5,921,939 but less than $6,417,342:         338,276
  If Net Pre-Tax Earnings are equal to or greater than $6,417,342:                  422,845

For Plan Year ending June 30, 2002:
  If Net Pre-Tax Earnings are less than $6,055,095:                                       0
  If Net Pre-Tax Earnings are at least $6,055,095 but less than $7,698,521:         169,138
  If Net Pre-Tax Earnings are at least $7,698,521 but less than $8,342,544:         338,276
  If Net Pre-Tax Earnings are equal to or greater than $8,342,544:                  422,845

For Plan Year ending June 30, 2003:
  If Net Pre-Tax Earnings are less than $7,266,114:                                       0
  If Net Pre-Tax Earnings are at least $7,266,114 but less than $10,008,077:        169,138
  If Net Pre-Tax Earnings are at least $10,008,077 but less than $10,845,308:       338,276
  If Net Pre-Tax Earnings are equal to or greater than $10,845,308:                 422,845

For Plan Year ending June 30, 2004:
  If Net Pre-Tax Earnings are less than $8,719,337:                                       0
  If Net Pre-Tax Earnings are at least $8,719,337 but less than $13,010,500:        169,138
  If Net Pre-Tax Earnings are at least $13,010,500 but less than $14,098,900:       338,276
  If Net Pre-Tax Earnings are equal to or greater than $14,098,900:                 422,845



For Plan Year ending June 30, 2005:
   If Net Pre-Tax Earnings are less than $10,463,204:                                     0
   If Net Pre-Tax Earnings are at least $10,463,204 but less than $16,913,650:      169,138
   If Net Pre-Tax Earnings are at least $16,913,650 but less than $18,328,570:      338,276
   If Net Pre-Tax Earnings are equal to or greater than $18,328,570:                422,845

For Plan Year ending June 30, 2006:
   If Net Pre-Tax Earnings are less than $12,555,845:                                     0
   If Net Pre-Tax Earnings are at least $12,555,845 but less than $21,987,745:      169,138
   If Net Pre-Tax Earnings are at least $21,987,745 but less than $23,827,141:      338,276
   If Net Pre-Tax Earnings are equal to or greater than $23,827,14 1:               422,845

For Plan Year ending June 30, 2007:
   If Net Pre-Tax Earnings are less than $15,067,014:                                     0
   If Net Pre-Tax Earnings are at least $15,067,014 but less than $28,584,069:      169,138
   If Net Pre-Tax Earnings are at least $28,584,069 but less than $30,975,284:      338,276
   If Net Pre-Tax Earnings are equal to or greater than $30,975,284:                422,845

For Plan Year ending June 30, 2008:
   If Net Pre-Tax Earnings are less than $18,080,417:                                     0
   If Net Pre-Tax Earnings are at least $18,080,417 but less than $37,159,290:      169,138
   If Net Pre-Tax Earnings are at least $37,159,290 but less than $40,267,869:      338,276
   If Net Pre-Tax Earnings are equal to or greater than $40,267,869:                422,845


For Plan Year ending June 30, 2009:
   If Net Pre-Tax Earnings are less than $21,696,501:                                     0
   If Net Pre-Tax Earnings are at least $21,696,501 but less than $48,307,077:      169,138
   If Net Pre-Tax Earnings are at least $48,307,077 but less than $52,348,229:      338,276
   If Net Pre-Tax Earnings are equal to or greater than $52,348,229:                422,845

(1)  #  of  Shares  Vested  annually  is the lesser of the Optionee's remaining unvested shares or the number of shares  shown.